UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2007
WHEELING-PITTSBURGH CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 000-50300

Delaware	55-0309927
(State of incorporation)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (304) 234-2400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On March 16, 2007, Wheeling-Pittsburgh Corporation (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2006. The full text of the press release, together with unaudited financial statements, is furnished herewith as Exhibit 99.1.
In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01 Other Events.
     On March 16, 2007, the Company and Esmark Incorporated announced that they have entered into a definitive merger agreement. A copy of the Company’s press release dated March 16, 2007 is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.
99.1	Press release issued by Wheeling-Pittsburgh Corporation dated March 16, 2007 announcing fourth quarter and full year 2006 results.

99.2	Press release issued by Wheeling-Pittsburgh Corporation dated March 16, 2007 entitled “Wheeling-Pittsburgh Corporation and Esmark Incorporated Enter Into Merger Agreement.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION
	By:	/s/ David A. Luptak
Dated: March 16, 2007		David A. Luptak Executive Vice President